Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2011 (the “Report”) of Newtek Business Services, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, Barry Sloane, as Chief Executive Officer, and Jennifer C. Eddelson, as Chief Accounting Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to each officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry Sloane
Barry Sloane, Chief Executive Officer
(Principal Executive Officer)

/s/ Jennifer C. Eddelson
Jennifer C. Eddelson, Chief Accounting Officer
(Principal Financial Officer)

Dated: November 10, 2011